UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2011

Item 1: Report to Shareholders

Maryland Tax-Free Bond Fund	August 31, 2011

The views and opinions in this report were current as of August 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Led by long-term and lower-quality issues, Maryland tax-free municipal bonds produced strong returns and generally outperformed taxable bonds in the six-month period ended August 31, 2011. Performance was driven by several factors, including a significant year-over-year decline in municipal issuance, tumbling Treasury yields tied to sluggish economic growth, and the Federal Reserve’s intention to keep short-term interest rates very low for two more years. In addition, investor confidence in municipals increased as dire predictions about massive municipal defaults in 2011 proved to be alarmist. The T. Rowe Price Maryland Tax-Free Funds generally performed in line with their benchmarks in the last six months, and their longer-term relative performance remained favorable.

MARKET ENVIRONMENT

Economic growth in 2011 has been disappointing. After a strong start to the year, job growth faltered in the spring, and the national unemployment rate remains stubbornly around 9%. Also, the housing market continues to languish at depressed levels. With commodity prices somewhat elevated—though generally lower than they were in the spring—and economic prospects in the U.S. and Europe very uncertain, consumers have been somewhat reluctant to increase their spending, and many businesses have restrained their expansion plans.

Despite the end of the Federal Reserve’s second round of quantitative easing since the global financial crisis of 2008 and S&P’s recent downgrade of the U.S. government’s long-term sovereign credit rating, intermediate- and long-term Treasury interest rates fell sharply over the last six months, approaching historic lows amid renewed fears of a double-dip recession. Municipal yields also declined but to a lesser extent. The Fed acknowledged the fragility of the economy and indicated that it would likely keep the fed funds target rate in the 0.00% to 0.25% range—which has been in place since December 2008—until at least mid-2013. As our reporting period closed, Fed Chairman Ben Bernanke indicated that the central bank would contemplate the possible deployment of additional tools to stimulate the economy.

With long-term municipal yields higher than comparable Treasury yields, long-term tax-free securities are a very attractive alternative, particularly for investors in the highest tax brackets. For example, as of August 31, 2011, the 3.89% yield offered by a 30-year tax-free municipal bond rated AAA was about 108% of the 3.60% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 5.40% in order to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Municipal issuance thus far in 2011 totaled only about $163 billion, according to The Bond Buyer. This is well below the brisk pace seen in the last few years. Contributing factors include the absence of the Build America Bond program, which led to increased issuance in 2009–2010 but expired last December, and a pervasive sentiment toward fiscal austerity. Demand for municipal securities has been weak for much of the last six months but has been improving due to increased interest from individual investors and some nontraditional investors purchasing munis directly. Cash flows into municipal bond funds have been mostly negative throughout our reporting period, reflecting the weakening economic outlook and some concerns about prevailing low yields.

At the national level, many states continue to face fiscal difficulties and have been forced to raise taxes and fees and cut spending to close budget deficits. We believe many states, including Maryland, deserve the high ratings that they have been given by the major credit rating agencies, and we do not see a near-term threat to their ability to continue servicing their outstanding debts. However, we continue to have longer-term concerns about potentially onerous future pension obligations and other retirement benefits. In any event, the fiscal woes of state governments do not necessarily limit our tax-free investment opportunities. There are thousands of unique municipal issuers in a variety of sectors, many of which also have good credit profiles.

Finally, the municipal market continues to show remarkable resilience in the face of a steady drumbeat of negative publicity, negative cash flow, and political challenges to tax exemption. In the last six months, every major municipal bond sector produced strong gains, led by long-term and lower-quality issues—a remarkable recovery from their poor performance at the end of 2010. Revenue bonds narrowly outperformed both local and state general obligations. Among revenue bonds, health care was one of the top-performing sectors, as hospitals are adjusting to new fiscal realities and last year’s health care reform legislation. We remain cautious and very selective on health care due to the likelihood of tighter reimbursement policies and state budget cuts that could affect Medicaid payments to providers. Medicaid and Medicare could also be targets for federal spending cuts. Solid waste bonds lagged modestly but still produced good returns in absolute terms.

MARYLAND MARKET NEWS

Maryland’s economic profile remains strong compared with other states. Marylanders are relatively prosperous, with Maryland’s 2010 per capita personal income representing 121% of the national average and ranking fourth among all states. Maryland’s unemployment rate was 7.2% as of July 31, 2011 (the latest available data), well below the 9.1% national unemployment rate at that time. Maryland’s employment picture was little changed over the past year, although job creation was a bit weaker than the national average.

While Maryland’s economic and demographic trends have been relatively good, its finances have not been immune to the national recession. In the fiscal year ended June 30, 2011, Maryland faced a budget shortfall of approximately $2 billion, which was larger than expected. The budget shortfall was resolved in a timely fashion, predominantly through spending cuts. In the latest fiscal year, ended June 30, 2011, Maryland’s general fund receipts were 7.5% ahead of where they were in the prior year and 2.4% above expectations, producing a preliminary surplus of $400 million.

The state has always maintained a good cushion in its rainy day fund—on June 30, 2011, Maryland’s reserve fund held $624 million, representing a solid 5% of general fund revenues. The state has balanced its budget for 2012, and officials expect its reserve fund to hold $682 million at the end of fiscal 2012. Work is already beginning on how to solve the estimated $1.2 billion budget gap for fiscal 2013.

Maryland’s debt load is somewhat above the national average. According to Moody’s 2011 State Debt Medians, the state’s debt burden is in the upper-third when measured by debt per capita, and only modestly better when measured on a debt to personal income basis. Debt service as a percentage of the budget was, nonetheless, very manageable at 3.4% in fiscal 2010. However, as of June 30, 2010, Maryland’s Retirement and Pension System was only funded at 63% on an actuarial basis. Maryland faces fairly heavy unfunded liabilities for its pension and benefits plans, at $18 billion and $16 billion, respectively. Various modifications to benefits under these programs have been proposed to reduce these liabilities and improve funding.

Maryland has a long history of responsible stewardship and prudent financial management. The state’s general obligation bonds are rated Aaa, AAA, and AAA by Moody’s Investors Service, Standard & Poor’s, and Fitch, respectively. While S&P and Fitch maintain stable outlooks, Moody’s revised its outlook on Maryland to negative at the beginning of August 2011 in conjunction with a similar move on the outlook for the United States. In Moody’s opinion, Maryland, along with four other Aaa rated states, has above-average economic sensitivity and dependence on federal employment and procurement.

PERFORMANCE AND PORTFOLIO STRATEGY REVIEW

Maryland Tax-Free Money Fund
The Maryland Tax-Free Money Fund returned 0.01% for the six-month period ended August 31, 2011, matching the result for the Lipper Other States Tax-Exempt Money Market Funds Average. All money market rates continue to be closely tied to the federal funds target rate of 0.00% to 0.25%. With volatile financial markets, the European debt crisis, uncertainty over the U.S. debt obligations, and a sputtering economy all serving as a backdrop, investors continue to show a preference for the safety and liquidity quality money funds provide despite their meager yields.

A quick survey of the broader money market demonstrates the rate environment in which money funds operate today. Despite concerns over the debt ceiling extension in early August, the Treasury bill market continues to exhibit demand for quality and liquidity: Six-month bills now yield 0.03% while one-year bills now yield 0.09%. In other markets, the benchmark 90-day Libor rate moved as low as 0.25% before recovering somewhat to 0.33% as the six-month period ended.

Maryland municipal money market rates continue to follow the pattern of the broader money markets. Rates across the municipal curve are lower by about 10 basis points (0.10%) compared with six months ago. Overnight rates averaged 0.12% in the most recent six-month period while seven-day rates averaged 0.17% during the same period. Ninety-day commercial paper rates averaged 0.22% while one-year note yields averaged 0.29%.

Credit quality remains a primary focus in the portfolio, both in terms of the municipal issuers themselves, as well as the various bank guarantors who provide liquidity support to municipal debt. While Maryland remains one of the stronger states from a credit perspective, the current investment landscape remains quite challenging. Our investments continue to focus on higher-quality issuers in the hospital, housing, and general obligation sectors. As much of the short-term municipal market requires some form of bank support, we continue to look to only the highest-quality banks for such backing. The ongoing problems facing some bank guarantors, such as Dexia, have caused us to eliminate positions where the bank served as a liquidity provider.

The Federal Reserve has communicated to the market that it intends to maintain the current fed funds target rate well into 2013. For money fund investors, the prospect for higher income continues to be deferred. Still, investors clearly continue to rely on their fund investments as a source of stability in uncertain markets and a ready source of liquidity. Our focus on such goals remains unchanged throughout this challenging period.

Maryland Short-Term Tax-Free Bond Fund
The fund returned 0.97% for the six-month period ended August 31, 2011, and trailed the Lipper Short Municipal Debt Funds Average. The fund’s net asset value advanced modestly over the past six months, rising two cents to $5.24. Dividends contributed $0.03 per share to the fund’s total return during the six-month period.

Over the last several years, the yield on short-term Maryland bonds has fallen dramatically. Despite the historically low yield, investor demand for short-term munis remained strong, resulting in higher short-term bond prices and lower yields. The fund’s 30-day SEC yield at the end of the reporting period was 0.24%. In the prior six-month reporting period, the fund outperformed its peer group because of its shorter-maturity posture, increased cash allocation, and overweight in bonds maturing in 2012. We believed that there was little value in very short-term bonds. We also thought at the time that although the Fed could keep rates low for a long time, it would probably start raising rates in late 2011 or sometime in 2012.

Based on this outlook, we remained cautious and did not extend the fund’s duration, which is its sensitivity to interest rate changes. The fund’s average portfolio maturity remained defensively positioned at 1.6 years and the duration at 1.4 years; both are shorter than the benchmark and our peer group. In late spring and into early summer, a number of things happened very slowly that culminated in the Federal Reserve announcing after its August 10 meeting that it would continue its zero interest rate target through the middle of 2013. Because interest rates continued to decline during the reporting period, our short-duration posturing hurt our relative returns and was a factor in our underperformance.

Overall, the portfolio’s credit quality, as shown in the Quality Diversification chart on page 9, remained very high. AAA rated bonds accounted for 45% of assets, up from 41% six months ago. Our allocation to AA rated issues contracted by two percentage points over the past six months to 35% of the fund. In aggregate, investment-grade holdings represent 98% of the portfolio, little changed from the prior period. Six months ago, we believed the economy was on the path to a stronger recovery, but at this point, with the Fed expected to maintain its short-term rate policy into 2013, we expect little change in the yield curve.

We didn’t see compelling value in short-term rates six-months ago and yields are significantly lower today. However, short-term bonds can produce incremental yield compared with a money fund. It is important for investors to remember that if short-term rates increase, as they did in the second half of the prior fiscal year, falling bond prices can offset the extra income. Given the recent Fed statement, we do not expect a repeat of last winter.

Our strategy has changed a bit since our last shareholder letter. We have started modestly extending the fund’s maturity and duration profile to capture appreciation in bonds that are approaching their maturity dates. We are also considering increasing our holdings of out-of-state bonds. The prospectus allows us to hold up to 20% of the fund in bonds that are not exempt from Maryland state income taxes but are still exempt from federal taxes. Given the low absolute levels of rates on Maryland municipals, it is easy for us to invest in non-Maryland municipalities and earn more than enough income to offset the expense of paying Maryland’s state income tax. Historically, we have used this latitude sparingly—generally only when we needed to invest overnight cash and Maryland investments simply were not available. While this may result in modest tax implications for shareholders, we believe that this will be outweighed by the chance to take advantage of the best after-tax investments to generate more income.

We believe the T. Rowe Price Maryland Short-Term Tax-Free Bond Fund is an attractive investment relative to a low-yielding money market fund. Maryland is a AAA rated state with a long history of fiscal responsibility, and its short-term bonds typically yield less than municipal bonds issued by other states.

Maryland Tax-Free Bond Fund
The Maryland Tax-Free Bond Fund returned 6.15% for the six-month period ended August 31, 2011, modestly outperforming its Lipper peer group average. The fund’s net asset value rose to $10.49 at the end of August from $10.10 six months earlier, and dividends per share contributed $0.22 to the fund’s total return. We are pleased to report that your fund continued to compare favorably relative to its competitors over the longer term.

We maintained our emphasis on longer-term securities during the period, which greatly aided returns as long-term bonds rebounded sharply from a difficult fourth quarter. Roughly 70% of our holdings are in the 15-year range or longer, an allocation that is down slightly from six months ago, as we lowered our exposure at the end of the period given how much long-term rates have already fallen. During the period, our weighted average maturity declined to 17.4 years, and we trimmed the portfolio’s duration to 6.2 years. Both measures reflect a moderately more conservative posture on interest rate risk from six months ago. Duration and average maturity are measures of the fund’s sensitivity to changes in interest rates.

In terms of quality, we kept our investment focus on A and AA rated securities for the most recent period, as the yield advantage offered by medium- and lower-rated portions of the market continued to draw our interest. We continue to believe that higher-yielding issues that our in-house credit analysts have subjected to extensive research offer long-term potential for our shareholders. More recently, we have tilted more toward the higher-rated spectrum, as we feel these issuers might be better positioned should the difficult economic environment persist. Our allocation to AAA rated bonds increased by two percentage points over the past six months. During the reporting period, some of our best returns came from issues in the A rated sector, including Puerto Rico Sales Tax Financing Corporation and Maryland Health and Higher Education for Loyola College bonds. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Health care is our most important sector emphasis. While health care issuers are facing increasing financial pressures, hospital bonds, which provide premium yields, continued to generate excellent returns. Maryland hospitals have a unique reimbursement environment that offers an attractive market for investing, and the credit ratings for Maryland hospitals tend to be very stable. As the period ended, we began to take profits among a few of our health care holdings and shifted to higher-quality revenue bonds, such as airport and utility revenue bonds. Nonetheless, our allocation to health care, which stood at 25.8% of the portfolio at the end of the period, will continue to be an important sector for this portfolio, and we expect it to continue to provide favorable longer-term returns for the fund.

Finally, the municipal market continues to show remarkable resilience in the face of a steady drumbeat of negative publicity, negative cash flow, and political challenges to tax exemption. Municipal issuers, including many in Maryland, have adjusted significantly to today’s economic reality. In these uncertain economic times, our fundamental research, which is the foundation of our investment process, has never been more important. While we may be favoring higher-quality issuers recently, we still see good value in selected lower-rated opportunities. Yields on A rated bonds continue on be especially attractive, and on the strength of our research, we are continuing to invest in this portion of the market for both income and the opportunity for long-term price appreciation.

OUTLOOK

While we are pleased with the improved performance of and sentiment toward municipal bonds, we acknowledge that the credit and economic environment for municipalities is likely to remain challenging. The slow economic recovery, the housing market downturn, and high unemployment have reduced the tax revenues collected by state and local governments from their peaks, and municipal bond defaults, which historically have been rare, could increase moderately. Defaults thus far have been mostly limited to the smallest issuers in the riskiest of sectors, such as land-backed, multifamily housing, or hospitals. Income and sales tax revenues have begun to increase, providing some support for state governments. On the other hand, cuts in state support and persisting declines in property tax revenues will keep local municipal issuers vulnerable. If the economy slides back into a recession—which we are not currently predicting—municipalities will face even tougher challenges.

State and local government liabilities such as pension benefits and health care costs are a growing long-term concern. Maintaining balanced budgets and addressing these long-term concerns require careful and dedicated work by state and local officials. Many issuers are trying to make the difficult but necessary fiscal decisions as they adjust to high unemployment, slow economic growth, lower tax revenues, and other tough conditions. These efforts will need to continue—with or without additional federal government assistance.

While it is true that S&P downgraded several thousand municipal issues directly linked to U.S. Treasuries (such as prerefunded bonds) shortly after downgrading the U.S. government’s long-term credit rating, we continue to believe that the municipal market is high quality, offering good opportunities for long-term investors. While shorter-term securities have unattractive absolute yields and could be vulnerable if the economy picks up unexpectedly, longer-term and lower-rated investment-grade bonds continue to offer a reasonable yield advantage. We expect demand for munis to continue increasing as fears of major municipal defaults wane and investors seek attractive tax-free income in an environment of low interest rates.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals—an investment strategy that has served our investors well in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

September 16, 2011

Each committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The Maryland Tax-Free Funds are less diversified than those investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Barclays Capital 3-Year State General Obligation Bond Index: A broadly diversified index of state-issued general obligation tax-exempt bonds with maturities between two and four years.

Barclays Capital Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue bonds: Bonds issued to fund specific projects, such as airports, bridges, hospitals, and toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: The dollar-weighted average maturity of a portfolio’s securities without taking into account interest rate reset dates for certain adjustable rate securities. It is a measure that reflects how a fund may react in periods when credit spreads are widening or liquidity conditions are tightening. In general, the longer the fund’s average life, the greater its exposure to interest rate fluctuations. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market. index and a peer group average or index Market. indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 6/30/11	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)— Unsubsidized	1 Year	5 Years	10 Years
Maryland Tax-Free Money Fund	0.01%	-0.36%	0.01%	1.32%	1.31%
Maryland Short-Term Tax-Free Bond Fund	–	–	1.01	2.95	2.53
Maryland Tax-Free Bond Fund	–	–	2.88	4.40	4.52

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns net of expenses through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

Expense Ratio

Maryland Tax-Free Money Fund	0.55%
Maryland Short-Term Tax-Free Bond Fund	0.52
Maryland Tax-Free Bond Fund	0.46

The expense ratios shown are as of the funds' fiscal year ended 2/28/11. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 8/31/11‡	Year Ended 2/28/11‡	2/28/10‡	2/28/09‡	2/29/08‡	2/28/07‡
NET ASSET VALUE						
Beginning of period	$ 10.10	$ 10.47	$ 9.70	$ 9.95	$ 10.70	$ 10.69
Investment activities						
Net investment income	0.23	0.46	0.46	0.47	0.47	0.48
Net realized and unrealized gain (loss)	0.38	(0.37)	0.77	(0.25)	(0.72)	0.01
Total from investment activities	0.61	0.09	1.23	0.22	(0.25)	0.49
Distributions						
Net investment income	(0.22)	(0.46)	(0.46)	(0.47)	(0.47)	(0.47)
Net realized gain	–	–	–	–	(0.03)	(0.01)
Total distributions	(0.22)	(0.46)	(0.46)	(0.47)	(0.50)	(0.48)
NET ASSET VALUE						
End of period	**$ 10.49**	**$ 10.10**	**$ 10.47**	**$ 9.70**	**$ 9.95**	**$ 10.70**
Ratios/Supplemental Data						
Total return(1)	**6.15%**	**0.76%**	**12.88%**	**2.26%**	**(2.44)%**	**4.75%**
Ratio of total expenses to average net assets	0.46%(2)	0.46%	0.47%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	4.39%(2)	4.40%	4.54%	4.80%	4.49%	4.48%
Portfolio turnover rate	5.4%	15.3%	7.9%	21.9%	22.9%	19.6%
Net assets, end of period (in millions)	$ 1,802	$ 1,700	$ 1,758	$ 1,434	$ 1,410	$ 1,453

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 98.6%		
MARYLAND 90.8%		
Annapolis, GO, 5.00%, 8/1/31	1,000	1,097
Annapolis, Park Place, IDRB, 5.35%, 7/1/34	7,560	6,663
Annapolis, Public Improvement, GO, 4.75%, 8/1/22	1,935	2,164
Annapolis Economic Dev., Saint John's College 5.00%, 10/1/27	940	942
Annapolis Economic Dev., Saint John's College 5.00%, 10/1/32	1,085	1,057
Annapolis Economic Dev., St. John's College, 5.00%, 10/1/36	1,085	1,030
Anne Arundel County, Farmington Village, 6.25%, 6/1/25	3,574	3,574
Anne Arundel County, GO, 4.50%, 3/1/24	2,885	3,115
Anne Arundel County, GO, 4.50%, 3/1/25	1,470	1,572
Anne Arundel County, GO, 5.125%, 7/1/29	2,000	2,093
Anne Arundel County, National Business Park 5.625%, 7/1/25	2,000	1,959
Anne Arundel County, National Business Park 6.10%, 7/1/40	2,550	2,459
Anne Arundel County, Village South Waugh Chapel 6.25%, 7/1/40	5,000	4,895
Anne Arundel County, Water & Sewer, GO, 4.625%, 4/1/34	4,875	5,095
Baltimore City, 5.25%, 4/1/16 (1)(2)	225	229
Baltimore City, Board of Ed. Administration, COP 5.00%, 4/1/16 (2)	3,825	3,857
Baltimore City, Consolidated Public Improvement, GO 5.00%, 10/15/27	1,905	2,129
Baltimore City, Consolidated Public Improvement, GO 5.00%, 10/15/28	1,805	2,002
Baltimore City, Consolidated Public Improvement, GO 5.00%, 10/15/30	1,015	1,107
Baltimore City, Consolidated Public Improvement, GO 5.00%, 10/15/31	1,965	2,129
Baltimore City, Consolidated Public Improvement, GO 5.40%, 10/15/12 (3)	610	627

Baltimore City, Consolidated Public Improvement, GO Zero Coupon, 10/15/11 (4)	3,525	3,514
Baltimore City, Convention Center Hotel, 5.00%, 9/1/32 (5)	2,195	1,893
Baltimore City, Convention Center Hotel, 5.25%, 9/1/20 (5)	4,615	4,528
Baltimore City, Convention Center Hotel, 5.25%, 9/1/22 (5)	1,000	967
Baltimore City, Convention Center Hotel, 5.25%, 9/1/24 (5)	335	313
Baltimore City, Convention Center Hotel, 5.25%, 9/1/26 (5)	2,925	2,688
Baltimore City, Convention Center Hotel, 5.875%, 9/1/39	4,500	4,075
Baltimore City, COP, 5.00%, 10/1/15	2,405	2,761
Baltimore City, GO, 5.00%, 10/15/19 (3)	240	274
Baltimore City, Parking, 5.25%, 7/1/21 (4)	2,135	2,384
Baltimore City, Parking, 6.00%, 7/1/14 (4)	5,155	5,824
Baltimore City, Parking, 6.00%, 7/1/15 (4)	5,460	6,384
Baltimore City, Parking, 6.00%, 7/1/16 (4)	5,785	6,909
Baltimore City, Parking, 6.00%, 7/1/17 (4)	6,135	7,418
Baltimore City, Parking, 6.00%, 7/1/18 (4)	6,505	7,950
Baltimore City, Wastewater, 4.50%, 7/1/23 (3)	2,360	2,544
Baltimore City, Wastewater, 4.50%, 7/1/32 (3)	1,000	1,029
Baltimore City, Wastewater, 5.00%, 7/1/22 (3)	470	524
Baltimore City, Wastewater, 5.00%, 7/1/23 (3)	1,805	1,995
Baltimore City, Wastewater, 5.00%, 7/1/24	1,720	1,933
Baltimore City, Wastewater, 5.00%, 7/1/25 (3)	1,990	2,167
Baltimore City, Wastewater, 5.00%, 7/1/29	3,165	3,411
Baltimore City, Wastewater, 5.00%, 7/1/31 (Prerefunded 7/1/16) (3)(6)	485	580
Baltimore City, Wastewater, 5.00%, 7/1/31 (3)	640	669
Baltimore City, Wastewater, 5.00%, 7/1/36	14,750	15,839
Baltimore City, Wastewater, 5.00%, 7/1/37 (3)	5,680	5,946
Baltimore City, Wastewater, 5.00%, 7/1/41	4,885	5,221
Baltimore City, Wastewater, 5.125%, 7/1/34	2,000	2,148

Baltimore City, Wastewater, 5.60%, 7/1/13 (2)	3,100	3,254
Baltimore City, Wastewater, 5.625%, 7/1/39	3,000	3,321
Baltimore City, Water, 5.00%, 7/1/23 (Prerefunded 7/1/13) (4)(6)	1,250	1,355
Baltimore City, Water, 5.00%, 7/1/24 (Prerefunded 7/1/13) (4)(6)	2,220	2,406
Baltimore City, Water, 5.00%, 7/1/28 (1)(4)	330	385
Baltimore City, Water, 5.00%, 7/1/30 (Prerefunded 7/1/15) (2)(6)	1,995	2,323
Baltimore City, Water, 5.125%, 7/1/29	1,250	1,361
Baltimore City, Water, 5.125%, 7/1/42 (4)	1,225	1,260
Baltimore City, Water, 5.375%, 7/1/34	590	639
Baltimore City, Water, 5.60%, 7/1/13 (2)	5,300	5,563
Baltimore City, Water, 5.65%, 7/1/20 (2)	2,200	2,555
Baltimore City, Water, 5.75%, 7/1/39	1,250	1,396
Baltimore City, Water, 5.80%, 7/1/15 (Prerefunded 7/1/12) (4)(6)	2,370	2,481
Baltimore City, Water, 6.00%, 7/1/15 (4)	4,405	4,822
Baltimore County, Catholic Health Initiatives, 5.00%, 9/1/36	3,000	3,046
Baltimore County, GO, 4.50%, 8/1/29	3,165	3,386
Baltimore County, GO, 5.00%, 11/1/13	4,050	4,461
Baltimore County, Metropolitan Dist. 71, GO, 5.00%, 2/1/30	6,750	7,351
Baltimore County, Metropolitan Dist. 71, GO, 5.00%, 2/1/38 (7)	12,000	12,827
Carroll County, Consolidated Public Improvement, GO 4.75%, 11/1/28	4,240	4,598
Damascus Gardens Dev. Corp., 7.375%, 8/15/17 (1)	1,820	2,152
Frederick City, GO, 5.00%, 8/1/14 (2)	250	283
Frederick City, Public Improvement, GO, 5.00%, 3/1/27	3,000	3,336
Frederick County, GO, 5.25%, 7/1/16	2,000	2,272
Frederick County, Public Fac., GO, 5.00%, 6/1/25	4,950	5,545
Frederick County, Urbana CDA, 3.00%, 7/1/13	500	515

Frederick County, Urbana CDA, 3.00%, 7/1/14	1,290	1,343
Frederick County, Urbana CDA, 3.00%, 7/1/15	750	787
Frederick County, Urbana CDA, 5.00%, 7/1/40	2,505	2,523
Gaithersburg, Asbury Maryland Obligated Group 6.00%, 1/1/15, Acquisition Date: 11/30/09 Acquisition Cost $5,250 (8)	5,250	5,353
Gaithersburg, Asbury Obligated Group, 5.125%, 1/1/26	2,725	2,591
Gaithersburg, Asbury Obligated Group, 5.125%, 1/1/36	13,100	11,445
Gaithersburg Hosp., 6.50%, 9/1/12 (1)(9)	1,000	1,030
Harford County, GO, 5.00%, 7/15/23	1,370	1,524
Harford County, GO, 5.00%, 7/15/24	1,750	1,932
Harford County, GO, 5.00%, 7/15/25	1,000	1,105
Harford County Economic Dev., Battelle Memorial Institute 5.25%, 4/1/34	8,185	8,247
Howard County, Consolidated Public Improvement, GO 4.50%, 4/15/29	5,145	5,444
Howard County, Consolidated Public Improvement, GO 5.00%, 8/15/17 (Prerefunded 2/15/14) (6)	250	278
Howard County, GO, COP, 8.15%, 2/15/20	440	592
Howard County, Patuxent Square Apartments, Multi-Family 4.75%, 10/1/36, (Tender 4/1/29) (10)	2,500	2,392
Howard County, Public Improvement, GO, 4.75%, 4/15/28	4,810	5,226
Howard County, Vantage House, 5.00%, 4/1/16	840	775
Hyattsville, Univ. Town Center, 5.00%, 7/1/17	1,381	1,399
Hyattsville, Univ. Town Center, 5.60%, 7/1/24	2,024	1,947
Hyattsville, Univ. Town Center, 5.75%, 7/1/34	3,650	3,310
Maryland, GO, 4.50%, 3/15/26	23,340	25,147
Maryland, GO, 5.00%, 3/1/22	18,550	22,218
Maryland, GO, 5.00%, 7/15/23	6,880	7,900
Maryland, State & Local Fac., GO, 5.00%, 8/1/18 (Prerefunded 8/1/13) (6)	1,475	1,608

Maryland, State & Local Fac., GO, 5.00%, 8/1/19 (Prerefunded 8/1/15) (6)	5,000	5,863
Maryland, State & Local Fac., GO, 5.00%, 8/1/22	10,000	11,398
Maryland CDA, Multi-Family, 5.00%, 7/1/36 (10)	4,280	4,280
Maryland CDA, Multi-Family, 5.45%, 7/1/43 (10)	6,000	6,001
Maryland CDA, Multi-Family, 5.875%, 7/1/16	885	887
Maryland CDA, Multi-Family, 6.20%, 7/1/23 (10)	2,120	2,123
Maryland CDA, Residential, 4.625%, 9/1/27 (10)	8,000	7,845
Maryland CDA, Residential, 4.70%, 9/1/34	8,325	8,164
Maryland CDA, Residential, 4.70%, 9/1/37 (10)	10,610	10,090
Maryland CDA, Residential, 4.75%, 9/1/25 (10)	7,520	7,539
Maryland CDA, Residential, 4.75%, 9/1/26	3,255	3,371
Maryland CDA, Residential, 4.75%, 9/1/27 (10)	2,000	1,989
Maryland CDA, Residential, 4.75%, 9/1/29	2,775	2,821
Maryland CDA, Residential, 4.80%, 9/1/21 (10)	1,000	1,025
Maryland CDA, Residential, 4.85%, 9/1/26 (10)	10,000	10,040
Maryland CDA, Residential, 4.90%, 9/1/26 (10)	4,970	5,003
Maryland CDA, Residential, 4.90%, 3/1/29 (10)	4,905	4,905
Maryland CDA, Residential, 4.90%, 9/1/31 (10)	12,500	12,538
Maryland CDA, Residential, 4.90%, 9/1/36 (10)	6,345	6,252
Maryland CDA, Residential, 4.95%, 9/1/22 (10)	1,820	1,871
Maryland CDA, Residential, 4.95%, 9/1/38 (10)	9,940	9,652
Maryland CDA, Residential, 5.00%, 9/1/25	1,865	1,965
Maryland CDA, Residential, 5.00%, 9/1/29 (10)	1,795	1,818
Maryland CDA, Residential, 5.00%, 9/1/34	620	623
Maryland CDA, Residential, 5.05%, 9/1/39	4,125	4,197
Maryland CDA, Residential, 5.10%, 9/1/37 (10)	4,500	4,524
Maryland CDA, Residential, 5.125%, 9/1/28	900	940
Maryland CDA, Residential, 5.125%, 9/1/30	1,065	1,108

Maryland CDA, Residential, 5.20%, 3/1/48 (10)	1,635	1,642
Maryland CDA, Residential, 5.25%, 9/1/19 (10)	545	545
Maryland CDA, Residential, 5.375%, 9/1/22 (10)	980	981
Maryland CDA, Residential, 5.375%, 9/1/39	10,015	10,342
Maryland CDA, Residential, 5.50%, 9/1/31 (10)	2,480	2,597
Maryland CDA, Residential, 5.50%, 9/1/39 (10)	24,200	24,342
Maryland CDA, Residential, 5.65%, 9/1/48	2,685	2,790
Maryland CDA, Residential, 5.75%, 3/1/41 (10)	6,640	7,306
Maryland DOT, 5.00%, 5/1/16	3,500	3,902
Maryland DOT, 5.00%, 9/1/22	2,025	2,339
Maryland DOT, 5.00%, 2/15/23	7,990	9,037
Maryland DOT, 5.50%, 2/1/17	910	1,112
Maryland DOT, Aviation Administration, GO, COP 5.00%, 5/1/18 (10)	1,170	1,319
Maryland DOT, Aviation Administration, GO, COP 5.00%, 5/1/19 (10)	1,245	1,391
Maryland DOT, Aviation Administration, GO, COP 5.00%, 5/1/20 (10)	1,315	1,463
Maryland DOT, Transit Administration, GO, COP 5.00%, 10/15/23 (10)	1,035	1,114
Maryland Economic Dev. Corp., Aviation Administration 5.375%, 6/1/20 (9)(10)	5,040	5,324
Maryland Economic Dev. Corp., Aviation Administration 5.375%, 6/1/21 (9)(10)	9,540	9,824
Maryland Economic Dev. Corp., Aviation Administration 5.50%, 6/1/17 (9)(10)	5,870	6,228
Maryland Economic Dev. Corp., CONSOL Energy, 5.75%, 9/1/25	7,000	6,880
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 6.00%, 7/1/22	4,675	4,634
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 6.00%, 7/1/34	9,865	8,966
Maryland Economic Dev. Corp., Ports America Chesapeake 5.75%, 6/1/35	5,700	5,598

Maryland Economic Dev. Corp., Ports America Chesapeake - A 5.375%, 6/1/25	2,500	2,458
Maryland Economic Dev. Corp., Ports America Chesapeake - B 5.375%, 6/1/25	5,500	5,408
Maryland Economic Dev. Corp., Potomac Electric Power, PCR 6.20%, 9/1/22	12,650	14,987
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.00%, 7/1/39	505	443
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.25%, 7/1/24	575	572
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.25%, 7/1/30	2,000	1,908
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.25%, 7/1/37	2,225	2,043
Maryland Economic Dev. Corp., U.S. Pharmacopeial - A VRDN, 0.17%, 7/1/38	4,735	4,735
Maryland Economic Dev. Corp., U.S. Pharmacopeial - B VRDN, 0.17%, 7/1/38	11,000	11,000
Maryland Economic Dev. Corp., UMBC Student Housing 5.00%, 7/1/30 (5)	3,000	2,779
Maryland Economic Dev. Corp., UMBC Student Housing 5.00%, 7/1/35 (5)	1,000	891
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/20 (11)	200	207
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/21 (11)	2,000	2,046
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/23 (11)	1,440	1,454
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/28 (11)	5,280	5,151
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.50%, 6/1/27	3,295	3,421
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.875%, 6/1/43	5,000	5,062
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 5.875%, 7/1/21 (12)	320	303

Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 6.00%, 7/1/33 (12)	4,000	3,479
Maryland HHEFA, VRDN, 0.16%, 4/1/35	2,000	2,000
Maryland HHEFA, Adventist Healthcare, 5.00%, 1/1/16	1,015	1,046
Maryland HHEFA, Adventist Healthcare, 5.00%, 1/1/22	410	406
Maryland HHEFA, Adventist Healthcare, 5.125%, 1/1/23	860	852
Maryland HHEFA, Adventist Healthcare, 5.75%, 1/1/15	700	731
Maryland HHEFA, Adventist Healthcare, 5.75%, 1/1/25	6,100	6,164
Maryland HHEFA, Adventist Healthcare, 6.00%, 1/1/26	1,180	1,208
Maryland HHEFA, Adventist Healthcare, 6.125%, 1/1/36	1,500	1,477
Maryland HHEFA, Adventist Healthcare, 6.25%, 1/1/31	1,500	1,531
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/28	6,815	6,947
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/32	4,645	4,711
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/40	2,850	2,828
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/29	4,820	5,508
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/39	10,965	12,270
Maryland HHEFA, Anne Arundel Health, VRDN, 0.21%, 7/1/43	3,600	3,600
Maryland HHEFA, Board of Child Care, 5.375%, 7/1/32	1,510	1,518
Maryland HHEFA, Board of Child Care, 5.625%, 7/1/20	1,000	1,019
Maryland HHEFA, Board of Child Care, 5.625%, 7/1/22	500	508
Maryland HHEFA, Calvert Memorial Hosp., 5.50%, 7/1/36	8,325	8,372
Maryland HHEFA, Calvert Memorial Hosp., 5.50%, 7/1/39	1,200	1,206
Maryland HHEFA, Carnegie Institution of Washington 4.25%, 7/1/37	1,030	1,028
Maryland HHEFA, Carnegie Institution of Washington 4.50%, 7/1/40	14,480	14,680
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/36	1,375	1,306
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/40	6,000	5,626
Maryland HHEFA, Carroll Hosp. Center, 5.80%, 7/1/32	5,055	5,084
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/16	670	689

Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/17	800	820
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/18	500	511
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/20	500	509
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/21	1,800	1,831
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/26	4,740	4,786
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/37	14,750	14,834
Maryland HHEFA, Catholic Health Initiatives, 6.00%, 12/1/20	835	837
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/41	5,000	5,160
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/45	8,520	8,755
Maryland HHEFA, Doctors Community Hosp., 4.00%, 7/1/13	720	725
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/20	4,880	4,781
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/27	15,820	13,980
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/29	5,000	4,266
Maryland HHEFA, Edenwald General German Aged People's Home, 5.20%, 1/1/24	625	590
Maryland HHEFA, Edenwald General German Aged People's Home, 5.40%, 1/1/31	2,350	2,089
Maryland HHEFA, Edenwald General German Aged People's Home, 5.40%, 1/1/37	3,650	3,114
Maryland HHEFA, Frederick Memorial Hosp., 5.125%, 7/1/35	3,470	3,190
Maryland HHEFA, Frederick Memorial Hosp. 5.25%, 7/1/13 (1)(4)	730	758
Maryland HHEFA, Good Samaritan Hosp., 5.75%, 7/1/13 (1)	2,480	2,640
Maryland HHEFA, Goucher College, 5.00%, 7/1/16	540	580
Maryland HHEFA, Goucher College, 5.125%, 7/1/34	6,200	6,249
Maryland HHEFA, Goucher College, 5.375%, 7/1/25	800	825
Maryland HHEFA, Helix Health, 5.00%, 7/1/27 (1)(3)	9,600	11,418
Maryland HHEFA, Howard County General Hosp. 5.50%, 7/1/21 (1)	5,000	5,246
Maryland HHEFA, Ingleside at King Farm, Presbyterian Community, 5.00%, 1/1/17	2,845	2,811

Maryland HHEFA, Ingleside at King Farm, Presbyterian Community, 5.30%, 1/1/37	1,000	726
Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/40	37,000	37,810
Maryland HHEFA, Johns Hopkins Health 5.00%, 5/15/42 (Tender 11/15/11)	1,500	1,515
Maryland HHEFA, Johns Hopkins Health, Zero Coupon, 7/1/19	9,705	7,102
Maryland HHEFA, Johns Hopkins Hosp., 5.50%, 5/15/38 (Prerefunded 5/15/14) (6)	10,590	12,022
Maryland HHEFA, Johns Hopkins Medical Institute Parking Fac. 5.375%, 7/1/20 (3)	5,550	5,559
Maryland HHEFA, Johns Hopkins Medical Institute Parking Fac. 5.50%, 7/1/26 (3)	3,320	3,323
Maryland HHEFA, Johns Hopkins Univ., 5.00%, 7/1/38	5,050	5,157
Maryland HHEFA, Johns Hopkins Univ., 5.25%, 7/1/38	22,620	24,534
Maryland HHEFA, Kaiser Permanente, 5.375%, 7/1/15	2,365	2,371
Maryland HHEFA, Kennedy Krieger Institute, 5.50%, 7/1/33	6,000	5,843
Maryland HHEFA, Lifebridge Health, 5.25%, 7/1/20 (Prerefunded 7/1/14) (6)	625	703
Maryland HHEFA, Lifebridge Health, 6.00%, 7/1/41	5,300	5,594
Maryland HHEFA, Loyola College, 5.00%, 10/1/40	5,000	5,066
Maryland HHEFA, Loyola College, 5.125%, 10/1/45	17,070	17,342
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/21	855	881
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/24	2,095	2,115
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/27	1,435	1,421
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/35	1,000	952
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/36	2,000	1,878
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/40	6,910	6,480

Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/42	8,260	7,616
Maryland HHEFA, MedStar Health, 4.75%, 5/15/42	5,735	4,994
Maryland HHEFA, MedStar Health, 5.25%, 8/15/12 (9)	500	502
Maryland HHEFA, MedStar Health, 5.25%, 8/15/38 (3)	10,000	9,733
Maryland HHEFA, MedStar Health, 5.25%, 5/15/46	7,040	6,736
Maryland HHEFA, MedStar Health, 5.375%, 8/15/24	2,500	2,554
Maryland HHEFA, MedStar Health, 5.50%, 8/15/33	19,485	19,595
Maryland HHEFA, Mercy Medical Center, 5.50%, 7/1/42	26,085	23,718
Maryland HHEFA, Mercy Medical Center, 5.625%, 7/1/31	22,410	22,131
Maryland HHEFA, Mercy Medical Center, 6.50%, 7/1/13 (9)	815	870
Maryland HHEFA, Mercy Ridge, 4.50%, 7/1/15	275	295
Maryland HHEFA, Mercy Ridge, 4.50%, 7/1/35	1,000	856
Maryland HHEFA, Mercy Ridge, 6.00%, 4/1/28 (Prerefunded 4/1/13) (6)	1,775	1,949
Maryland HHEFA, Mercy Ridge, 6.00%, 4/1/35 (Prerefunded 4/1/13) (6)	3,660	4,019
Maryland HHEFA, Meritus Health, Washington County Hosp. 5.75%, 1/1/33	8,475	8,423
Maryland HHEFA, Meritus Health, Washington County Hosp. 5.75%, 1/1/38	4,110	3,974
Maryland HHEFA, Meritus Health, Washington County Hosp. 6.00%, 1/1/43	10,355	10,296
Maryland HHEFA, Patterson Park Public Charter School 5.75%, 7/1/30	1,000	952
Maryland HHEFA, Patterson Park Public Charter School 6.00%, 7/1/40	1,500	1,414
Maryland HHEFA, Patterson Park Public Charter School 6.125%, 7/1/45	2,125	2,013
Maryland HHEFA, Peninsula Regional Medical Center 5.00%, 7/1/36	4,750	4,677
Maryland HHEFA, Sheppard & Enoch Pratt Foundation 5.00%, 7/1/36	85	79

Maryland HHEFA, Sheppard & Enoch Pratt Foundation 5.25%, 7/1/35	10,000	9,734
Maryland HHEFA, Union Hosp. of Cecil County, 5.00%, 7/1/35	4,200	4,063
Maryland HHEFA, Union Hosp. of Cecil County, 5.00%, 7/1/40	10,595	10,067
Maryland HHEFA, Union Hosp. of Cecil County, 5.625%, 7/1/32	500	502
Maryland HHEFA, Univ. of Maryland Medical, 4.75%, 7/1/23	1,000	1,042
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/12	175	180
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/18	1,000	1,120
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/29	6,265	6,341
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/31 (3)	1,000	1,034
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/34	11,400	11,495
Maryland HHEFA, Univ. of Maryland Medical, 5.125%, 7/1/39	13,030	13,184
Maryland HHEFA, Univ. of Maryland Medical, 5.25%, 7/1/21	2,925	3,200
Maryland HHEFA, Univ. of Maryland Medical, 5.50%, 7/1/24 (3)	8,725	9,566
Maryland HHEFA, Univ. of Maryland Medical, 6.00%, 7/1/22 (Prerefunded 7/1/12) (6)	3,000	3,144
Maryland HHEFA, Univ. of Maryland Medical, 6.00%, 7/1/32 (Prerefunded 7/1/12) (6)	8,170	8,562
Maryland HHEFA, Univ. of Maryland Medical, 7.00%, 7/1/22 (4)	2,140	2,531
Maryland HHEFA, Univ. of Maryland Medical VRDN, 0.09%, 7/1/41	100	100
Maryland HHEFA, Univ. of Maryland Medical VRDN, 0.19%, 7/1/41	1,300	1,300
Maryland HHEFA, Upper Chesapeake Health, 5.50%, 1/1/28	10,535	10,956
Maryland HHEFA, Upper Chesapeake Health, 6.00%, 1/1/38	5,000	5,235
Maryland HHEFA, Washington County Health, 6.00%, 1/1/28	1,965	2,008
Maryland HHEFA, Western Maryland Health, 5.00%, 1/1/14 (2)	3,400	3,667
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/20 (2)	2,905	3,154
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/25 (2)	1,905	1,982
Maryland Ind. Dev. Fin. Auth., Bon Secours Health 5.929%, 8/26/22 (9)	12,800	13,967

Maryland Ind. Dev. Fin. Auth., National Aquarium in Baltimore 5.50%, 11/1/17	1,430	1,488
Maryland Ind. Dev. Fin. Auth., Our Lady of Good Counsel High School, 5.50%, 5/1/20	2,060	2,103
Maryland Ind. Dev. Fin. Auth., Our Lady of Good Counsel High School, 6.00%, 5/1/35	2,900	2,903
Maryland Ind. Dev. Fin. Auth., IDRB, Synagro/Baltimore Wastewater, 5.25%, 12/1/12 (10)	1,100	1,131
Maryland Ind. Dev. Fin. Auth., IDRB, Synagro/Baltimore Wastewater, 5.25%, 12/1/13 (10)	1,000	1,031
Maryland Ind. Dev. Fin. Auth., IDRB, Synagro/Baltimore Wastewater, 5.375%, 12/1/14 (10)	1,000	1,045
Maryland Ind. Dev. Fin. Auth., IDRB, Synagro/Baltimore Wastewater, 5.50%, 12/1/15 (10)	1,000	1,051
Maryland Ind. Dev. Fin. Auth., IDRB, Synagro/Baltimore Wastewater, 5.625%, 12/1/16 (10)	1,195	1,271
Maryland Transportation Auth., 4.50%, 7/1/41 (9)	3,925	3,947
Maryland Transportation Auth., 5.00%, 7/1/20 (9)	5,020	5,806
Maryland Transportation Auth., 5.00%, 7/1/23	1,010	1,162
Maryland Transportation Auth., 5.00%, 7/1/27 (9)	10,535	11,454
Maryland Transportation Auth., 5.00%, 7/1/28	17,655	19,240
Maryland Transportation Auth., 5.00%, 7/1/29 (9)	1,735	1,802
Maryland Transportation Auth., 5.00%, 7/1/34 (9)	18,130	19,215
Maryland Transportation Auth., 5.00%, 7/1/37 (9)	1,980	2,090
Maryland Transportation Auth., 5.00%, 7/1/38 (9)	4,355	4,594
Maryland Transportation Auth., 5.00%, 7/1/41 (9)	1,650	1,739
Maryland Transportation Auth., 6.80%, 7/1/16 (1)	10,845	12,571
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Parking, 5.25%, 3/1/21 (3)	4,735	4,873
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Parking, 5.25%, 3/1/13 (3)(10)	7,180	7,402
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Parking, 5.25%, 3/1/20 (3)	4,500	4,633

Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Parking, 5.25%, 3/1/27 (3)(10)	10,000	10,133
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Parking, 5.50%, 3/1/16 (3)(10)	8,540	8,768
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Parking, 5.50%, 3/1/19 (3)(10)	8,170	8,347
Montgomery County, West Germantown Dev. Dist. 5.50%, 7/1/27 (13)	1,000	1,014
Montgomery County, Consolidated Public Improvement 5.00%, 2/1/18 (Prerefunded 2/1/12) (6)	1,000	1,030
Montgomery County, Consolidated Public Improvement 5.00%, 5/1/21 (Prerefunded 5/1/17) (6)	4,500	5,469
Montgomery County, Consolidated Public Improvement, GO 5.00%, 6/1/24	5,750	6,344
Montgomery County, Consolidated Public Improvement, GO 5.00%, 5/1/27	11,575	12,672
Montgomery County, Economic Dev., Trinity Health 5.50%, 12/1/16	3,650	3,696
Montgomery County, George Meany Center for Labor Studies VRDN, 0.38%, 5/1/31	385	385
Montgomery County, GO, 4.50%, 7/1/29	16,000	16,997
Montgomery County, GO, 5.00%, 4/1/13	435	468
Montgomery County, GO, 5.25%, 10/1/19	5,710	5,791
Montgomery County, GO, BAN, VRDN, 0.12%, 6/1/26	6,350	6,350
Montgomery County, GO, BAN, VRDN, 0.13%, 6/1/26	2,960	2,960
Montgomery County, Public Improvement, GO, 5.00%, 7/1/18	3,395	3,889
Montgomery County, Public Improvement, GO, 5.00%, 5/1/25	9,450	10,460
Montgomery County Housing Opportunities Commission Multi-Family, 4.70%, 7/1/37 (10)	3,000	2,853
Montgomery County Housing Opportunities Commission Multi-Family, 5.65%, 11/1/33	7,345	7,378
Montgomery County Housing Opportunities Commission Multi-Family, 6.10%, 7/1/30	4,620	4,625

Montgomery County Housing Opportunities Commission Single Family, 4.70%, 7/1/37 (10)	2,445	2,325
Montgomery County Housing Opportunities Commission Single Family, 4.75%, 7/1/32 (10)	3,305	3,228
Montgomery County Housing Opportunities Commission Single Family, 4.90%, 7/1/22 (10)	1,825	1,881
Montgomery County Housing Opportunities Commission Single Family, 5.00%, 7/1/36 (10)	1,950	1,957
Morgan State Univ., Academic & Athletic Fac., 6.05%, 7/1/15 (2)	1,295	1,424
Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/16 (3)(10)	16,000	16,946
Northeast Maryland Waste Disposal Auth., Waste Management IDRB, 4.75%, 1/1/12 (10)	1,665	1,682
Northeast Maryland Waste Disposal Auth., IDRB, Waste Management, 5.00%, 1/1/12 (10)	6,545	6,613
Prince George's County, 5.25%, 12/1/18 (Prerefunded 12/1/11) (4)(6)	790	808
Prince George's County, 5.25%, 12/1/19 (Prerefunded 12/1/11) (4)(6)	2,970	3,038
Prince George's County, Consolidated Public Improvement, GO 5.00%, 7/15/27	3,880	4,260
Prince George's County, GO, 5.00%, 7/15/24	7,065	7,904
Prince George's County, GO, 5.00%, 7/15/25	5,810	6,451
Prince George's County, GO, 5.00%, 7/15/26	5,575	6,155
Prince George's County, National Harbor, 4.70%, 7/1/15	1,640	1,659
Prince George's County, National Harbor, 5.20%, 7/1/34	6,100	5,441
Saint Mary's County, Hosp., GO, 5.00%, 10/1/19	1,085	1,148
Univ. System of Maryland, Auxiliary Fac. & Tuition, 5.00%, 4/1/19 (Prerefunded 4/1/15) (6)	2,010	2,327
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/19	3,100	3,490
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/18	730	824

Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/23	2,110	2,338
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/24	5,485	6,030
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/25	5,550	6,058
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/26	6,135	6,652
Washington Suburban Sanitary Dist., 5.00%, 6/1/21 (Prerefunded 6/1/15) (6)	5,630	6,549
Washington Suburban Sanitary Dist., GO, 4.75%, 6/1/28	3,305	3,626
Washington Suburban Sanitary Dist., GO, 5.00%, 6/1/25 (Prerefunded 6/1/15) (6)	620	721
Westminster, Carroll Lutheran Village, 6.25%, 5/1/34	7,500	6,503
		1,635,309

PUERTO RICO 4.9%

Puerto Rico, 5.25%, 7/1/27 (Prerefunded 7/1/16) (6)	1,825	2,211
Puerto Rico, Public Improvement, 5.25%, 7/1/30 (Prerefunded 7/1/16) (6)	1,235	1,496
Puerto Rico Electric Power Auth., 5.25%, 7/1/26	12,095	12,386
Puerto Rico Electric Power Auth., 5.25%, 7/1/40	7,375	7,151
Puerto Rico Electric Power Auth., 5.50%, 7/1/38	1,995	1,999
Puerto Rico Electric Power Auth., FRN, 0.685%, 7/1/29 (9)	4,000	2,802
Puerto Rico Highway & Transportation Auth., 5.30%, 7/1/35	5,750	5,459
Puerto Rico Highway & Transportation Auth., 5.50%, 7/1/15 (9)	5,000	5,604
Puerto Rico Housing Fin. Auth., 5.00%, 12/1/20 (Prerefunded 12/1/13) (6)	2,780	3,061
Puerto Rico Sales Tax Fin. Corp., 5.25%, 8/1/41	4,000	3,964
Puerto Rico Sales Tax Fin. Corp., 5.25%, 8/1/57	2,480	2,522
Puerto Rico Sales Tax Fin. Corp., 5.375%, 8/1/39	7,500	7,553
Puerto Rico Sales Tax Fin. Corp., 5.50%, 8/1/42	26,750	27,090

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,716,626)	$ 1,775,974
Interest receivable	21,738
Receivable for investment securities sold	11,328
Receivable for shares sold	1,002
Cash	350
Variation margin receivable on futures contracts	68
Other assets	4
Total assets	1,810,464
Liabilities	
Payable for investment securities purchased	5,539
Payable for shares redeemed	693
Investment management fees payable	610
Due to affiliates	55
Other liabilities	2,065
Total liabilities	8,962
NET ASSETS	$ 1,801,502
Net Assets Consist of:	
Undistributed net investment income	$ 2,999
Accumulated undistributed net realized loss	(17,576)
Net unrealized gain	59,283
Paid-in capital applicable to 171,695,374 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	1,756,796
NET ASSETS	$ 1,801,502
NET ASSET VALUE PER SHARE	$ 10.49

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these of these financial statements

Unaudited

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on March 31, 1987. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Maryland state and local income taxes by investing primarily in investment-grade Maryland municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees. Subject to oversight by the fund’s Board of Trustees, the Valuation Committee develops pricing-related policies and procedures and approves all fair valuation determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private equity instruments, the Valuation Committee considers a variety of factors including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair value determinations made for portfolio holdings involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on August 31, 2011:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended August 31, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of August 31, 2011, the fund held interest rate futures with cumulative unrealized loss of $65,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended August 31, 2011, the fund recognized $62,000 of realized loss on Futures and a $65,000 change in unrealized loss on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure.

A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended August 31, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $107,336,000 and $91,558,000, respectively, for the six months ended August 31, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2010 and February 28, 2011, and totaled $1,550,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2011, the fund had $13,799,000 of unused capital loss carryforwards, which expire: $1,188,000 in fiscal 2016, $9,975,000 in fiscal 2017, and $2,636,000 in fiscal 2019.

At August 31, 2011, the cost of investments for federal income tax purposes was $1,713,823,000. Net unrealized gain aggregated $62,086,000 at period-end, of which $79,314,000 related to appreciated investments and $17,228,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2011, expenses incurred pursuant to these service agreements were $62,000 for Price Associates and $185,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Trustees (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 14, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 14, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 14, 2011